UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2015

SEALAND NATURAL RESOURCES INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55172	45-2416474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 W. LIBERTY ST. #880

RENO, NEVADA 89501

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (702) 530-8665

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On April 2, 2015, Steve Matteson resigned as the Chief Financial Officer of Sealand Natural Resources Inc. (the “Company”). Mr. Matteson did not resign as the result of any disagreement with the Company on any matter relating to its operation, policies (including accounting or financial policies), or practices.

The board of directors of the Company has appointed Lars Poulsen, the Company’s President and Chief Executive Officer, as the Company’s Interim Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sealand Natural Resources Inc.

Date: April 13, 2015	By:	/s/ Lars Poulsen
Lars Poulsen
President, Chief Executive Officer, and Interim Chief Financial Officer